FORM 8-K
                                 CURRENT REPORT



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



        Date of Report (Date of earliest event reported): April 15, 2004
                                                          --------------



                          RELIANCE STEEL & ALUMINUM CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         California                   001-13122                 95-1142616
-------------------------------    ----------------        ---------------------
(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)          Identification No.)




                       350 South Grand Avenue, Suite 5100
                          Los Angeles, California 90071
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (213) 687-7700
                    ----------------------------------------
                               (Telephone number)



                                       N/A
                    ----------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of Businesses Acquired. No financial statements are required to be filed under applicable rules.

         (b) Pro Forma Financial Information. No pro forma financial information is required under applicable rules.

         (c) Exhibits.

             99.1       Press Release of the Company dated April 15, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Registrant's related press release dated April 15, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              RELIANCE STEEL & ALUMINUM CO.



Dated:  April 15, 2004                        By:  /s/ Karla Lewis
                                                 -------------------------------
                                                    Karla Lewis
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                       2

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                                  EXHIBIT INDEX


99.1     Press Release of the Company dated April 15, 2004